Cash and Cash Equivalents	9 Months Ended
Sep. 30, 2015
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents

3. Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company limits its exposure to credit loss by holding cash in U.S. Dollars or, from time to time, placing cash and investments in U.S. government, agency and government-sponsored enterprise obligations.